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                                                                   EXHIBIT 10.11

                               G U A R A N T E E








BNY FINANCIAL CORPORATION - CANADA in its capacity as a "Lender" under the "AGREEMENT" (as hereinafter defined) and any other Lenders from time to time parties to the AGREEMENT by way of assignment or otherwise (hereinafter collectively referred to as the "LENDERS")


- AND -:


BNY FINANCIAL CORPORATION - CANADA ("BNY") in its capacity as "Agent" for the LENDERS and any other party who from time to time may succeed BNY in its capacity as Agent for the LENDERS (hereinafter collectively referred to as the "AGENT")

(the LENDERS and the AGENT being hereinafter collectively referred to as the "CREDITOR")


AND: GROUPE CEDAR CANADA INC./CEDAR GROUP CANADA INC. ("DEBTOR")

Dear Sirs:

1.0  DEFINITIONS

1.1   For purposes hereof the following terms have the following meanings:

(a) "AGREEMENT" means the Credit Agreement bearing formal date of September 12, 1997 among the DEBTOR, the CREDITOR and others as the same may be amended, supplemented, modified, renewed, revised, restated or replaced from time to time;

(b) "DEBTOR" means the Debtor referred to above, and all its successors, assigns and legal representatives;

(c) "GUARANTOR" means the undersigned and its successors, assigns and legal representatives.

(d) "OBLIGATIONS" means all debts, liabilities and obligations of or owing by the DEBTOR to any one or more of the parties comprising the CREDITOR from time to time, present and future, direct and indirect, absolute and contingent, matured or not, whether arising from the AGREEMENT or any other agreement entered into from time to time by any one or more of the parties comprising the CREDITOR with the DEBTOR, alone
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      or with others, or from any agreements, contracts or dealings with any third party by which any one or more of the parties comprising the CREDITOR may be or become in any manner whatsoever a creditor of the DEBTOR, or howsoever otherwise arising, and whether the DEBTOR be bound alone or with another and whether as principal or surety, and including, without limitation, all liabilities of the DEBTOR arising as a consequence of its failure to pay or fulfil any of the said debts or obligations and any debts, liabilities and obligations which have been incurred or have arisen or which may, in the future, be incurred or arise pursuant to the AGREEMENT or otherwise.

2.0   GUARANTEE

2.1   SOLIDARY AND INDIVISIBLE OBLIGATION

      For valuable consideration, receipt and sufficiency whereof are hereby acknowledged, the GUARANTOR hereby, solidarily with the DEBTOR and with any and all other guarantors, guarantees and binds itself in favour of the CREDITOR, for the fulfilment and payment, when due, of all the OBLIGATIONS. As a result of the foregoing, the GUARANTOR, the DEBTOR and any other present or future solidary guarantor of the OBLIGATIONS may be compelled separately to pay or fulfil the OBLIGATIONS. The obligations of the GUARANTOR under this guarantee are indivisible.

2.2   UNLIMITED LIABILITY OF GUARANTOR

      The liability of the GUARANTOR hereunder is unlimited and extends to the full amount of the OBLIGATIONS.

2.3   WAIVER OF BENEFITS OF DIVISION AND DISCUSSION

      The GUARANTOR hereby confirms that the CREDITOR will not be obliged, before dealing with this guarantee or any security given to the CREDITOR by the GUARANTOR, to exercise or exhaust its recourses against the DEBTOR or against any other party or against any security held by or for the benefit of the CREDITOR as security for the OBLIGATIONS, the GUARANTOR hereby waiving the benefits of division and discussion.

2.4   CONTINUING NATURE OF GUARANTEE

      This guarantee will be a continuing guarantee and will apply to and guarantee any ultimate balance of the OBLIGATIONS due or remaining unpaid or unfulfilled to any one or more of the parties comprising the CREDITOR, subject to termination by the GUARANTOR for future liability as provided in Section 7.1.

3.0   INFORMATION

3.1   At the request of the GUARANTOR, the CREDITOR will provide
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the GUARANTOR with any useful information respecting the content and the terms and conditions of the OBLIGATIONS and the progress made in the performance of the OBLIGATIONS. Any such request will be in writing and will be as precise as possible. The GUARANTOR acknowledges that the CREDITOR will not be bound to furnish any such information which has not been requested in writing.

4.0  GUARANTOR'S LIABILITY UNAFFECTED

4.1 The liability of the GUARANTOR hereunder will not be extinguished, lessened or affected in any way by reason of the occurrence of any of the following:

(a) Any incapacity, inexistence, change of status, change of name, amalgamation, merger or change in the structure, constitution or membership of the DEBTOR, any of the parties comprising the CREDITOR, the GUARANTOR or any other guarantor or if for any reason the entity which is the creditor of any of the OBLIGATIONS is or becomes someone other than any of the parties comprising the CREDITOR or any of the parties comprising the CREDITOR is replaced by any other entity as a party to any AGREEMENT or any party other than the DEBTOR becomes the debtor of any of the OBLIGATIONS;

(b) If the DEBTOR, the GUARANTOR or any other guarantor becomes insolvent or bankrupt or becomes subject to or seeks the protection or exercise of any rights under any law relating to bankruptcy or insolvency;

(c) The cessation of any special duties to the extent that the present guarantee may, in any manner, attach thereto or if the GUARANTOR ceases to have business dealings with the DEBTOR or to hold any position or fulfil any function whether as director, officer, administrator, partner, employee or otherwise;

(d) If the DEBTOR sells or otherwise disposes of the whole or any portion of its property, assets or enterprise or if any property, assets or enterprise of the DEBTOR becomes subject to a sale or other disposition giving rise to a distribution and the CREDITOR fails to make a claim or makes only a partial claim or values its security in a manner which the GUARANTOR considers inappropriate or refrains from valuing any security held by it;

(e) Any irregularity, defect or informality in the creation of any of the OBLIGATIONS or any increase or reduction of the OBLIGATIONS or modification of the terms and conditions thereof;

(f) The failure of any other anticipated guarantor of the OBLIGATIONS to enter into a guarantee in favour of the CREDITOR, or the release in whole or in part, of any other
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      guarantor or the termination of any guarantee of any other guarantor;

(g) If, whether or not with the GUARANTOR's knowledge, the CREDITOR grants extensions of time, renewals, indulgences, waivers, releases, discharges, makes any compromise or transaction or arrangement or otherwise deals with any of the OBLIGATIONS, the DEBTOR or any other party or with any security or guarantees held by it;

(h) The failure of the CREDITOR or any other party to take, protect, perfect or preserve any rights, hypothecs or other security, from the DEBTOR or any other party or the loss, diminution or unenforceability or impossibility to realize or abstention from realization of any such rights, hypothecs or other security, whether or not caused or resulting from any act or omission of the CREDITOR or any person acting for or for whom the CREDITOR may be responsible; or

(i) Any other act, omission or event whatsoever which might otherwise lessen, affect or discharge a surety.

5.0  ACCOUNTS, IMPUTATION AND COMPENSATION

5.1 The GUARANTOR will be bound by any account settled between the CREDITOR and the DEBTOR. Any statement by the CREDITOR of the amount owing by the DEBTOR will constitute evidence of such indebtedness and will be binding on the GUARANTOR in the same manner and to the same extent as it constitutes evidence and is binding upon the DEBTOR.

5.2 The CREDITOR may apply any monies received from the DEBTOR or others or from any security or guarantees held by the CREDITOR as it deems fit, and from time to time modify such application.

5.3 The CREDITOR may, at its discretion, and without necessity of notice to the GUARANTOR, set off and compensate any monies held or amounts owing by the CREDITOR to the GUARANTOR, against any amounts owing to the CREDITOR by the GUARANTOR under this guarantee.

6.0  POSTPONEMENT AND SUBROGATION

6.1 The GUARANTOR hereby postpones and subordinates payment of all claims, debts and liabilities, present and future, of the DEBTOR to the GUARANTOR ("GUARANTOR'S CLAIMS") to payment in full of the OBLIGATIONS and hypothecates and pledges the GUARANTOR'S CLAIMS in favour of the CREDITOR to the extent of an amount equal thereto as security for the OBLIGATIONS. The GUARANTOR will not assign or hypothecate any of the GUARANTOR'S CLAIMS to any party other than the CREDITOR.

6.2 Should the GUARANTOR become subrogated in any hypothecs,
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rights or security of the CREDITOR against the DEBTOR, the property of the
DEBTOR or any third party or property of any third party, the right of the GUARANTOR to enforce or exercise any such hypothecs, rights or security will be suspended until the CREDITOR shall have received payment in full of the OBLIGATIONS.

7.0  TERMINATION

7.1 This guarantee may be terminated at any time after the expiry of three (3) years following the date of this guarantee by written notice of termination given by the GUARANTOR to the CREDITOR and will terminate upon the death of the GUARANTOR. Termination will take effect upon the expiry of thirty (30) days from the date of receipt by the CREDITOR of the notice of termination or upon the death of the GUARANTOR, as the case may be (herein referred to as the "TERMINATION DATE"). Notwithstanding the termination of this guarantee, the GUARANTOR giving notice of termination or the heirs, legatees, liquidators of any succession, legal representatives, executors, trustees and beneficiaries of the deceased GUARANTOR will remain liable and this GUARANTEE will not terminate as regards the following OBLIGATIONS (even though subject to a condition or a term), until they have been discharged, namely:

(a) OBLIGATIONS existing on the TERMINATION DATE or arising from transactions having their inception prior to the TERMINATION DATE; and

(b) OBLIGATIONS arising as a result of the CREDITOR being obliged to make advances or to incur liability in respect of the DEBTOR based upon any agreement or undertaking, express or implied, made prior to the TERMINATION DATE.

8.0  INVALID PAYMENTS AND EVICTION

8.1 If the CREDITOR receives any payment on account of the OBLIGATIONS which is later set aside or required to be repaid by the CREDITOR in whole or in part, then, to the extent of any sum not finally retained by the CREDITOR (regardless of whether such sum is recovered from the CREDITOR by the DEBTOR, its trustee, or any other party acting for, on behalf of or through the DEBTOR or its representative), the amount of the payment so set aside or repaid by the CREDITOR will form part of the OBLIGATIONS and the GUARANTOR will be liable to the CREDITOR for repayment thereof, on demand, notwithstanding any termination of this guarantee.

8.2 Notwithstanding any provision of law to the contrary, in the event that the CREDITOR voluntarily accepts property in payment of the OBLIGATIONS and is subsequently evicted therefrom or if such property is recovered from the CREDITOR by any party, the GUARANTOR will not be discharged from its liability under this guarantee.
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9.0  GENERAL

9.1 Any word herein containing the singular number will include the plural and any word importing any gender will include the masculine, feminine and neuter genders and any word importing a person will include a legal person, corporation, a partnership and any other entity.

9.2 In the event that this guarantee is signed by more than one (1) GUARANTOR, the guarantee of each GUARANTOR will be separate and distinct from the guarantee of each other GUARANTOR in the same manner and to the same extent as if each GUARANTOR had signed a separate document of guarantee in form and content identical to the present guarantee. The release or termination of this guarantee with respect to any GUARANTOR will not affect the liability of any other GUARANTOR.

9.3 The GUARANTOR acknowledges and confirms that no representations, warranties, inducements or undertakings were made or given to it or to the DEBTOR by the CREDITOR in connection with this guarantee unless such representations, warranties, inducements or undertakings were specifically made or given in a written instrument signed by the CREDITOR or an authorized officer of the CREDITOR. Moreover, any alteration or amendment to this guarantee or any future undertaking by the CREDITOR, in order to be binding upon the CREDITOR, must be made or given by way of such a written instrument.

9.4 The present guarantee is in addition to and not in substitution for nor to be deemed substituted by any other undertakings, guarantees or security held or which may hereafter be held by or for the benefit of the CREDITOR.

9.5 The GUARANTOR hereby agrees and confirms that the rights of each of the parties comprising the CREDITOR are solidary and each of the parties comprising the CREDITOR is entitled to exact the whole performance of the OBLIGATIONS from the GUARANTOR, to give a full acquittance therefor and to exercise all rights and recourses and to enforce any security created hereunder.

9.6 Notwithstanding anything contained herein, each of the parties comprising the CREDITOR may act alone for all purposes under the present guarantee including, without limitation, the exercise of any right, remedy, discretion or rights to make any demand or decision contemplated by or provided for in the present guarantee and the GUARANTOR shall be entitled to rely upon any act or decision made or taken in such regard by any one of the parties comprising the CREDITOR. Any notice, demand or other communication required or permitted to be given under this guarantee or pursuant to applicable provisions of law shall be valid if made or given by any one of the parties comprising the CREDITOR, acting alone.
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9.7 The present guarantee will be governed and construed in accordance with the laws of the Province of Quebec. The GUARANTOR expressly submits and consents to the exclusive jurisdiction of the Superior Court, District of Montreal with respect to any controversy arising out of or relating to this guarantee or any supplement hereto or to any transactions in connection therewith.

9.8 Any demand or notice to be given to the GUARANTOR pursuant hereto shall be delivered pursuant to the provisions of the AGREEMENT.

9.9 This guarantee shall not be considered as an indivisible whole and every provision of this guarantee is and shall be independent of the other. In the event that any part of this guarantee is declared invalid, illegal or unenforceable, then the remaining terms, clauses and provisions of this guarantee shall not be affected by such declaration and all of the remaining clauses of this guarantee shall remain valid, binding and enforceable.

9.10 This guarantee may be referred to as bearing formal date of September 12, 1997 notwithstanding the actual date of execution.

9.11 The undersigned acknowledges having required that the present guarantee and all documentation and notices entered into or given pursuant hereto or relating directly or indirectly hereto be drawn up in English.

      Le soussigne reconnait avoir exige la redaction en anglais du present cautionnement ainsi que de tous documents et avis qui pourront etre executes ou donnes a la suite de ou ayant un rapport direct ou indirect avec le present cautionnement.
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AT MONTREAL THIS           DAY OF SEPTEMBER 1997.


WITNESS:                                  DOMINION BRIDGE CORPORATION


----------------------------------
NAME OF WITNESS                           PER: /s/ Michel L. Marengere
                                               -------------------------



----------------------------------
SIGNATURE OF WITNESS




The DEBTOR named in the above guarantee hereby confirms the following:

1. The DEBTOR authorizes the CREDITOR to furnish the GUARANTOR with any information relating to the DEBTOR, the AGREEMENT, and the OBLIGATIONS as the CREDITOR, in its sole discretion, deems appropriate.

2. The DEBTOR acknowledges the postponement, subordination, pledge and hypothecation by the GUARANTOR contained in the foregoing Guarantee and acquiesces in the hypothecation and pledge of the GUARANTOR'S CLAIMS in favour of the CREDITOR and undertakes that it will not make payment of any of the GUARANTOR'S CLAIMS to the GUARANTOR until the OBLIGATIONS have been paid in full.


AT MONTREAL, THIS        DAY OF SEPTEMBER, 1997.


                                          GROUPE CEDAR CANADA INC./
                                          CEDAR GROUP CANADA INC.


                                          PER:  /s/ Michel L. Marengere
                                                -----------------------